CITRINE GLOBAL

EMPOWERING HIGH-GROWTH COMPANIES

Important Notice and Disclaimer
Citrine Global, currently trading as TechCare Corp. (TECR) (OTCMKS)

The legal name of Citrine Global is currently TechCare Corp., a Delaware company traded (TECR) on the OTCMKS (the "**Company**"). The Company makes no commitments or representations by this information presentation (the "**Information Presentation**") with respect to the Company's name, the name or existence of any subsidiaries of the Company, any group structure, partnerships, relationships or cooperation with other parties, any information relating to individuals, including any biographical information, functions or titles, any knowledge, experience, expertise or contacts of the Company or any individual, any business plans and/or sector focus of the Company, or any other matter. The Company accepts no liability for any loss arising from reliance on this Information Presentation. The matters referred to in this Information Presentation are subject to change without notice.

This Information Presentation is not an offer or invitation to sell or acquire any shares, securities or any assets or other interests of whatever nature, and shall not be taken as any form of commitment or recommendation on the part of the Company to proceed with any transaction. A proposal regarding any transaction will only give rise to any contractual obligations, express or implied on the part of the Company when a definitive agreement has been executed. Nothing contained herein shall be deemed to constitute an agreement by the Company to permit the recipient of this Information Presentation (the "**Recipient**") to have unrestricted or any other type of access to the Company's information, books, records, employees or otherwise.

This Information Presentation includes forward-looking statements. The Company has based these forward looking statements on its current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties, and assumptions about the Company and the business environment. The Company's actual results of operations may differ materially from the forward-looking statements. The Company undertakes no obligation to update or revise this Information Presentation, whether as a result of new information, future events, or otherwise. In considering any prior performance information contained herein, the Recipient should note that past performance is not necessarily indicative of future results, and there can be no assurance that any transaction will achieve comparable results or that targeted returns will be met.

In accepting delivery of this Information Presentation, the Recipient agrees that no information contained in this Information Presentation or any other written or oral communication transmitted or made available to the Recipient pursuant to or in connection with this Information Presentation (collectively, "**Information and Communication**") is, or shall be relied upon as a promise or representation, whether as to the past or the future, and no liability will attach, except as provided in a definitive agreement between the recipient and the Company, when, and if it is executed, and subject to such limitations as may be provided in any such agreement.

The Recipient shall undertake and conduct the Recipient's own review and due diligence of the Company, and the terms and conditions of any transaction, including all uncertainties, merits and risks involved. All statements contained in this Information Presentation, whether of facts or of opinions (e.g., of law, business, tax etc.) shall be verified by the Recipient through independent review and due diligence, and is not intended to form the basis of any investment decision. The Recipient agrees that all such statements and any omission to make a statement, do not constitute any form of representation or warranty as to the matters stated or otherwise. The Recipient shall hold the Company harmless against any liability for damage or loss that may result from the Recipient relying upon all Information and Communication.

Any transaction described or contemplated in connection with this Information Presentation may be subject to legal and regulatory requirements applicable in multiple jurisdictions. The Recipient shall be solely responsible for complying with any and all such requirements (if applicable).

CITRINE GLOBAL

Our Vision

To be the address for high-growth technology companies empowering them via our financial and business expertise.

MULTI-STRATEGY SOLUTIONS
EMPOWERING HIGH-GROWTH COMPANIES



MULTI-STRATEGY SOLUTIONS
EMPOWERING HIGH-GROWTH COMPANIES

About Citrine Global







CITRINE GLOBAL

Citrine Global's Services

Citrine Global supports high-growth technology companies via an array of services, from assistance with strategic business planning to financing and operational execution, customized per individual company's needs.

Financing

- Venture & Alternative Lending for Working Capital
- Asset-Based Financing
- Bridge Loans
- Raising capital via public and private offerings and more.

Biz Dev & Consultancy

- Assisting the company management in building strategy and milestones for global success.
- Provide board advisory support
- Business development, creating synergistic partnerships, M&As, IPOs and more.

Asset & Real Estate

- Provide solutions for companies' real estate to support companylocal and global expansion
- Financing the companies' specific growth needs for equipment, R&D, labs infrastructure, mass production and more.

Citrine Global - More than Just Financing

Citrine global provides dedicated business development services for companies to help them reach global success.

The Board
Provide board advisory support and assist in finding the right team

Recruit Top Talent
Our extensive network allows us to find the right partners

Streamline Operations
With a strong operational background, we assist in improving operations

Public company
As a publicly traded company we help with solutions adapted to public trade

Optimize Product Strategy
We bring marketing and industry experts to perfect product strategies

Ramp up Sales Force
Having scaled businesses globally, our team assists in further sales ramp-up

Expand Globally
Assisting the company management in building strategy and milestones for global success

Scale Infrastructure
We want our businesses to be references in terms of their infrastructure.

Preparation for Mergers
Support with financial valuations, preliminary negotiations, and more

Asset & real estate
Provide solutions for companies' real estate and assets to support company local and global expansion

CITRINE GLOBAL'S STRATEGY

- **Multi-Strategy Solutions:** we offer a unique mix of financing tools, business development methods and asset/real estate support to aid our companies achieve growth milestones.
- **Strong Group Backing:** we are a meeting point of experts, partners and market leaders in technology, biotech, real estate, financing, banking, investment, and strategic development.
- **Key Target Markets:** we target growth-stage technology companies focused on Health and Wellness assisting them to become global leaders and improving global quality of life.
- **Selection Criteria:** we deliver a careful assessment of each company's technology and IP, management team, financial model, market strategy and growth potential, competition, and potential for strategic partnerships, mergers and investments.
- **Risk Mitigation:** we provide financing after completion of due diligence and assessment of legal, financial, technological and business aspects; including equity/collateral secured loans, and assets/real estate securities in order to minimize risk.








Physical Wellbeing
Medical cannabis
Personalized Nutrition
Consumer/ Digital Healthcare
Food Tech
Prevention Management
Target Market



HEALTH AND WELLNESS INDUSTRY

IMPROVING QUALITY OF LIFE

CITRINE GLOBAL

The Health & Wellness Industry



- The Health and Wellness industry is growing consistently and rapidly on a global scale.
- The health industry, seek to solve many of the world's medical problems.
- Advanced technologies propel solutions in the fields of digital and personalized healthcare, food engineering and supplements, medical cannabis and more.
- The COVID-19 pandemic has brought attention and budgets to developing solutions to answer market needs for treatment, prevention and every-day life solutions in this new situation.
- Health and wellbeing tops the consumer agenda in a market estimated at trillions of $$.
- Realizing the great potential of these emerging fields, Citrine Global took a decision to focus on Health and Wellness, by empowering innovative companies to become global leaders and improve the health and quality of life of millions of people worldwide.

CITRINE GLOBAL

Health and Wellness Industry Snapshot

The appeal to many investors of investing in biotech is that the market worth is growing at a compounded annual rate and expected to reach a total market worth of $775.20 billion by 2024. https://www.entrepreneur.com/article/345226



Global Market Insights
FOOD ENCAPSULATION MARKET
2016
2017
2018
2019
2020
2021
2022
2023
2024
CAGR (2017-24): >6%
>$27 BN
>$45 BN
Micro encapsulation sector share (2016): >$10 BN
Nano encapsulation segment CAGR (2017-24): >7%
Physical process technology share (2016): >$20 BN
Chemical process technology CAGR (2017-24): >6.5%
APAC market CAGR (2017-24): >7.5%
Europe industry revenue (2016): >$8 BN



Deloitte.
global health care sector outlook
Global health care spend projected to reach $8.7 trillion by 2020
% of GDP spent on health care should also rise slightly, from an estimated 10.4 % in 2015 to 10.5 % in 2020
Where is the growth expected?



DIGITAL HEALTH MARKET
Global Market Insights
$86.4 BN
CAGR (2019-25): 29.6%
>$504.4 BN
2018
2019
2020
2021
2022
2023
2024
2025
U.S. procured a massive share of the global landscape in 2018
UK industry share by 2025: $28.3 BN
Japan industry revenue by 2025: $27.4 BN
Germany market CAGR (2019-25): 29.8%
Digital health systems technology share by 2025: $156.9 BN
mhealth technology CAGR (2019-25): 38.8%

Digital Health Market - Forecast Period 2019-2025 CAGR:29.6% 2025 Value Projection: 504.4 Billion (USD)
https://www.gminsights.com/industry-analysis/digital-health-market



GLOBAL WELLNESS ECONOMY NOW VALUED AT $4.5 TRILLION
Wellness Tourism $639b
Personal Care, Beauty & Anti-Aging $1,083b
Physical Activity $828b

Wellness is defined as "the active pursuit of activities, choices and lifestyles that lead to feeling better about yourself"

https://globalwellnessinstitute.org/press-room/statistics-and-facts/

Addressable Target Market of Trillions of Dollars!



FORECASTED GLOBAL LEGAL CANNABIS MARKET SIZE, 2024 (US$)
TOTAL 103.9B
NORTH AMERICA AND CANADA 37.9B
EUROPE 39.1B
ASIA 12.5B
LATAM AND THE CARIBBEAN 9.1B
AFRICA 2.6B
OCEANIA 2.7B
PROHIBITION PARTNERS


Cannovation center

CITRINE GLOBAL

CITRINE GLOBAL REAL ESTATE & ASSETS



- Healthcare and Medical Cannabis companies specifically need infrastructure and assets that are licensed and guarded according to various regulations and involve long-term rentals.
- Citrine Global built a model, tailored to each company's needs, for local and global expansion, which includes :
  - Real estate solutions: innovation centers, laboratories, pharmacies, clinics, and more.
  - Financing solutions for: equipment, R&D, labs, infrastructure, operations, mass production, and more.





CITRINE GLOBAL STRUCTURE

PARTNERS & LEADING TEAM

CITRINE GLOBAL CORP.

Citrine Global Corp. provides solutions to companies from Israel, USA, Canada, Europe and around the world, through its subsidiaries, local teams and partners in each region.

First stage our activity is focused on Israel via Citrine Global Corp. 100%-owned-subsidiary.


Citrine Global Corp.
Israel
Europe
North America


CANADA
USA
EU
CHINA
ISRAEL

Citrine Global's Owner-Partners

Citrine Global, backed by a strong experienced group, is a meeting point of owner-partners with expertise in finance, investment, business development, technology, biotech, and real estate.

Citrine Group

Hi Tech & Biotech Funds

WealthStone Group

Real Estate & Hedge Funds

Neto Finance

Insurance & Financial Consulting

Citrine Global's Owner-Partners

Citrine S A L Portfolio Companies

Citrine S A L is an Israeli Investment Group operating in various fields of technology and includes the following investment funds:

- **Citrine S A L Biotech** - Specializing in managing investment funds in the areas of Medical Devices and Digital Health, Medical Cannabis and Foodtech.
- **Citrine S A L High-Tech** - Specializing in partnerships in the areas of high-tech, cyber, media, hardware and software.

- Citrine S A L is an investor and strategic partner of ICB – Israel China Biotech Fund .

CITRINE GLOBAL'S OWNER-PARTNERS AND LEADING TEAM



WealthStone Group specializes in Alternative Investments and operates in various fields with extensive financial knowledge and experience. WealthStone Group has Real-Estate, Technology and Hedge Funds and manages more than half a billion dollars in strategic development and investments in Israel.

Neto Financial Planning was founded over 27 years ago and is one of the largest companies in the Israeli private and business financial planning and insurance industry. Neto has thousands of loyal customers, which it has been accompanying for many years, providing financial advisory services to a market worth of over $3 billion.



PEARL COHEN

Pearl Cohen Zedek Latzer Baratz international law firm and patent attorney operates in Israel and around the world and has an outstanding reputation for representing customers in global transactions involving high-tech & biotech deals, capital markets, IPOs, senior mergers, taxation, litigation and intellectual property. Pearl Cohen is a leading firm in the field of medical cannabis in Israel, involved in over 50% of the deals in the field.

Citrine Global - Board of Directors



Ora Soffer
Partner, CEO & Chairman of the Board

Ora is a prolific entrepreneur, CEO, investor, director and advisory board member with over 30 years of experience in various sectors worldwide. Ora has a proven track-record in turning Israeli companies into international technology leaders with market value of billions of $. She specializes in leading and advising private and public technology companies on strategy, investment, capital raising, financing, M&A and IPO.

Ora is co-founder of Citrine S A L investment & Holdings, Citrine S A L Biotech and Citrine S A L High Tech. Ora is a board member of WellBe Digital Ltd, Biocep Ltd, Nicast Ltd , Nanomedic Ltd , Beyond Blade LTD and more.

Previously, Ora was Founder and CEO of Chip PC Technologies, managed and led the company from startup to international technology leadership including the company's public IPO.

Ora is also Founder/ Investor of Beeitv, Cellergy, Beyond Blade, Xseed, Beezhome Technologies and more.

Ora is based in Israel.



Ilan Ben Ishay
Partner & Director

Ilan Ben Ishay is a businessman, director, advisory board member, investor, owner and CEO with over 25 years of experience in taxation, finance and insurance, specialized in advising and leading customers, both private and institutional, on strategy, investment, capital raising, financing, M&As and IPOs. Ilan is a Major in the IDF Reserves. Ilan is CEO and co-founder of Neto Financial Planning, which has been operating for over 27 years and is one of the largest companies in the Israeli private and business financial planning and insurance industry. Ilan is owner & chairman of the board at WealthStone Group.



Ilanit Halperin
Director

Ilanit Halperin, CPA worked for over 21 years in one of the six largest accounting firms in Israel, for the last 11 years as a partner. Currently she owns and manages "Halperin CPA, Financial Consulting & Management" firm. Ilanit has extensive experience in auditing and preparing financial statements according to Israeli, international (IFRS) and US GAAP standards. Ilanit specializes in accompanying early and mature stage companies, providing, inter alia, tax advice, general financial consulting, assistance in preparing business plans, and assistance and accompaniment with investors, private placements and IPOs in Israel and NASDAQ and OTC-traded companies.

CITRINE GLOBAL – PARTNERS & EXECUTIVES



YARON PITARU
PARTNER & STRATEGIC ADVISOR

Yaron brings with him over 30 years of experience in Israeli and global capital markets. Specialties: Hedge Funds, Portfolio Management, Private Equity, Real-Estate and Technology .

Previously, Yaron served as manager of the Investment Division at Bank Leumi Providence Funds with investments of over $8 billion AUM and as VP of investments at Prisma Investment House, managing $15 billion in investments AUM.

Yaron is co-founder and CEO of WealthStone Group which specializes in Alternative Investment in various fields, Hedge Funds, Real-Estate and Technology, and is co-founder of Citrine technology funds .



IDAN KATZ
PARTNER & STRATEGIC ADVISOR

Idan is co-founder, owner and CEO of Neto Financial Planning, one of the largest companies in the Israeli private and business financial planning and insurance industry, with experience in taxation, finance and insurance, specialized in advising and leading customers, both private and institutional, on investment strategy. He is a licensed pension insurance consultant and is a Certified Financial Planner. Idan is owner and director at WealthStone Holdings Group.



ZVIEL GEDALIHOU
CFO

Zviel Gedalihou CPA, MBA, has extensive experience in the field of finance. He currently serves as Chief Financial Officer of Wealth Stone Holdings Ltd. He previously served as Chief Financial and Operations Officer of Markstone Capital Group LLC, where he worked with hundreds of investors worldwide, gained board-level experience in a wide variety of companies, and held key management positions in various companies. Previously, Zviel worked as Finance Manager of Modus Selective, an investment company owned by the First International Bank of Israel.

THANK YOU

FOR YOUR TIME

CITRINE
GLOBAL

info@citrine-global.com